                                            EXHIBIT 99.35

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund IV, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 35             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98 27105 RA                        For the period From : 11/01/01 to 11/30/01
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                      30,680.08
                                                                                ------------
          Less :   Sales Returns and Discounts                                          0.00
                                                                                ------------
               Net Sales                                                                         30,680.08
                                                                                              ------------
          Less :   Cost of Goods Sold
                   Collection Costs                                                     0.00
                                                                                ------------
                   Commissions, Escrow Fees & Closing Costs                             0.00
                                                                                ------------
          Less :   Ending Inventory at Cost                                             0.00
                                                                                ------------
               Cost of Goods Sold                                                                     0.00
                                                                                              ------------
                   Gross Profit                                                                                30,680.08
                                                                                                            ------------
                   Other Operating Revenues                                                                         0.00
                                                                                                            ------------
          Less :   Operating Expenses:
               Officer Compensation                                                     0.00
                                                                                ------------
               Salaries and Wages -                                                     0.00
                                                                                ------------
                   Total Salaries and Wages                                                           0.00
                                                                                              ------------
                   Employee Benefits and Pensions                                                     0.00
                                                                                              ------------
               Payroll Taxes                                                            0.00
                                                                                ------------
               Real Estate Taxes                                                        0.00
                                                                                ------------
               Federal and State Income Taxes                                           0.00
                                                                                ------------
                   Total Taxes                                                                        0.00
                                                                                              ------------
               Rent and Lease Exp.(Real Property and Personal Property)                 0.00
                                                                                ------------
               Interest Expense (Mortgage, Loan, Etc.)                                  0.00
                                                                                ------------
               Insurance                                                                0.00
                                                                                ------------
               Automobile Expenses                                                      0.00
                                                                                ------------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                     0.00
                                                                                ------------
               Depreciation and Amortization                                            0.00
                                                                                ------------
               Repairs and Maintenance                                                  0.00
                                                                                ------------
               Advertising                                                              0.00
                                                                                ------------
               Supplies-Office Expenses, Photocopies, Etc.                              0.00
                                                                                ------------
               Bad Debts                                                                0.00
                                                                                ------------
               Miscellaneous Operating Expenses (See Attached)                    177,852.68
                                                                                ------------
                   Total Operating Expenses                                                                   177,852.68
                                                                                                            ------------

                        Net Gain / Loss from Business Operations                                             (147,172.60)
                                                                                                            ------------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                                   10,491.49
                                                                                              ------------
               Other Non-Operating Revenues (Specify)                                                 0.00
                                                                                              ------------
               Gross Proceeds on Sale of Assets                                         0.00
                                                                                ------------
               Less :   Original Cost of Assets plus Expenses of Sale                   0.00
                                                                                ------------
                        Net Gain / Loss of Sale of Assets                                             0.00
                                                                                              ------------
               Total Non-Operating Income                                                                      10,491.49
                                                                                                            ------------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees/Costs (See Section 7 - Professional Fees)                  0.00
                                                                                              ------------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                      0.00
                                                                                              ------------
                        Total Non-Operating Expenses                                                                0.00
                                                                                                            ------------

     NET INCOME / LOSS FOR PERIOD                                                                            (136,681.11)
                                                                                                            ============

================================================================================
                                OPERATING REPORT
================================================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 35            PAGE 2 OF 3
================================================================================

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 35            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

7.   Statement  of  Unpaid  Professional Fees (Post-Petition Amounts Only) :

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS   QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.  QUARTERLY FEE
     REPORTS          PER QUARTER                                                            STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

06/30/01          $         350,924.00  $     3,750.00   08/08/01  $   3,750.00      10026  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/01          $         529,345.00  $     3,750.00   03/24/01  $   3,750.00      10025  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/99          $         519,356.75  $     3,750.00   07/23/99  $   3,750.00      10013  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/99          $         400,673.00  $     3,750.00   10/28/99  $   3,750.00      10014  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
12/31/99          $         693,765.00  $     3,750.00   01/27/00  $   3,750.00      10015  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/00          $         163,473.00  $     1,250.00   05/19/00  $   1,250.00      10018  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/00          $          48,633.00  $       500.00   08/09/00  $     500.00      10020  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/00          $         550,254.00  $     3,750.00   10/20/00  $   3,750.00      10021  $         0.00
==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note:  The Trustee has obtained an order tom allocate among the administratively consolidated estates when court approved payments to professionals are made. Accrued fees for all estates are reflected on the Vision Capital Services operating report in that all cases are administratively consolidated under the Vision case number.


           Date:  12/27/01                        /s/ James J. Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund IV, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27105 RA

Operating Report # 35                     From :  11/01/01
                                            To :  11/30/01



Schedule of Miscellaneous Operating Expenses
--------------------------------------------

-------------------------------------  ---------------------------  --------------  -------------
               EXPENSE                         VENDOR                   AMOUNT          TOTAL
-------------------------------------  ---------------------------  --------------  -------------


RECEIVABLES FOR 09/30/01               PCM(OPERATING)                     2,983.57       2,983.57
PORTFOLIO PURCHASE# 1130 & 1131        PCM(PAM FUND PURCHASE            166,628.60     166,628.60
MANAGEMENT FEES FOR THE MONTH          PCM(OPERATING)                     8,240.51       8,240.51
OF 10/31/01





                                                                                    =============
                                                                       TOTAL           177,852.68

================================================================================
                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    035
FUND IV, LTD                  FOR THE PERIOD FROM:    110101
JAMES J. JOSEPH,                               TO:    113001
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27105 RA
=======================

                                                      Operating                                 Money Market
                                                       Account                                    Account
CASH ACTIVITY ANALYSIS                                1891-515-791                             1891-515-908
                                                      ------------  ------------  -----------  -------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  1,156,137.60          0.00         0.00  14,533,932.62
                                                      ------------  ------------  ------------ -------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  1,156,037.60          0.00         0.00   5,291,162.99
                                                      ------------  ------------  -----------  -------------
C.  Beginning Balance. . . . . . . . . .   . . . . .        100.00          0.00         0.00   9,142,719.40
                                                      ============  ============  ===========  =============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .          0.00          0.00         0.00      41,171.57

              Total Receipts . . . . . .   . . . . .          0.00          0.00         0.00      41,171.57
                                                      ------------  ------------  -----------  -------------
E.  Balance Available. . . . . . . . . .   . . . . .        100.00          0.00         0.00   9,183,890.97
                                                      ------------  ------------  -----------  -------------
F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .          0.00          0.00         0.00     177,852.68

              Total Disbursements. . . .   . . . . .          0.00          0.00         0.00     177,852.68
                                                      ============  ============  ===========  =============
G.  Ending Balance                                          100.00          0.00         0.00   9,006,038.29
                                                      ============  ============  ===========  =============
H.  Disbursements for Quarterly Fees . .   . . . . .          0.00          0.00         0.00     177,852.68
                                                      ============  ============  ===========  =============

I.   (1)  Operating  Account  :
          (a)  Comerica  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  1891-515-791
     (2)  Money  Market  Account
          (a)  Comerica  Bank,  9757  Wilshire Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  1891-515-908









          BOND:  $17,500,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  12/27/01                  Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND IV LTD
CASE NUMBER : SA 98-27105 RA

            STATEMENT NUMBER:   035
RECEIPTS FOR THE PERIOD FROM:   110101
                          TO:   113001
OPERATING ACCOUNT # 1891-515-791                                           AMOUNT
---------------------------------------------------------------------------------






                                                                    -------------
                                                           TOTAL             0.00
                                                                    =============

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:   035
DISBURSEMENTS FOR THE PERIOD FROM:   110101
                               TO:   113001
OPERATING ACCOUNT # 1891-515-791                                                  CHECK
                                     DESCRIPTION                       AMOUNT     NUMBER  DATE
--------------------------------------------------------------------------------------------------








                                                                    -----------
                                                           TOTAL           0.00
                                                                    ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA
            STATEMENT NUMBER:       035
RECEIPTS FOR THE PERIOD FROM:       110101
                          TO:       113001
MONEY MARKET ACCOUNT # 1891-515-908                                                        AMOUNT
-------------------------------------------------------------------------------------------------

11/27-PCM(WIRE ACCOUNT)             WELLS FARGO BUYBACK TSF# 0127222                     1,931.51
11/27-PCM(WIRE ACCOUNT)             US BANK BUYBACK# 689236                                 92.37
11/27-PCM(WIRE ACCOUNT)             VARIOUS PORTFOLIO SPLIT PER D.CALDWELL              28,656.20
                                    ***SEE BACKUP***
11/30-IMPERIAL BANK                 NOVEMBER 2001 INTEREST                              10,491.49



                                                                                     ------------
                                                                           TOTAL        41,171.57
                                                                                     ============

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA

                 STATEMENT NUMBER:     035
DISBURSEMENTS FOR THE PERIOD FROM:     110101
                               TO:     113001
MONEY MARKET ACCOUNT # 1891-515-908                                                                    CHECK
                                       DESCRIPTION                                        AMOUNT       NUMBER  DATE
-----------------------------------------------------------------------------------------------------------------------
OPERATING                              PCM MGMT RECEIVABLES FOR THE MONTH 09/30/01          2,983.57   TSF     11/05/01
PCM(PAM FUND PURCHASE ACCOUNT)         PORTFOLIO PURCHASE# 1130 & 1131                    166,628.60   TSF     11/26/01
PCM(OPERATING)                         MGMT RECEIVABLES FOR THE MONTH OF 10/31/01           8,240.51   TSF     11/26/01



                                                                                         -----------
                                                                               TOTAL      177,852.68
                                                                                         ===========